Supplement to
Fidelity's Arizona
Municipal Funds
October 30, 2009
Prospectus

Fidelity® Arizona Municipal Income Fund

The following information replaces the biographical information for Christine Thompson in the Fund Management section on page 29.

Kevin Ramundo is portfolio manager of Fidelity Arizona Municipal Income Fund, which he has managed since June 2010. He also manages other Fidelity funds. Since joining Fidelity Investments in 2000, Mr. Ramundo has worked as a research analyst and portfolio manager.

AZI/SPZ-10-01  July 2, 2010
1.713591.128